                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY



================================================================================

                   COMMONWEALTH BANKSHARES, INC. CORPORATION



                                      to

                           WILMINGTON TRUST COMPANY

                                    Trustee


                     ______________________________________

                         JUNIOR SUBORDINATED INDENTURE



                                  Dated as of____________


================================================================================

                               TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
ARTICLE I - Definitions and Other Provisions of General Application............................  1

SECTION 1.01.    Definitions ..................................................................  1
                 -----------
SECTION 1.02.    Compliance Certificate and Opinions ..........................................  11
                 -----------------------------------
SECTION 1.03.    Forms of Documents Delivered to Trustee ......................................  12
                 ---------------------------------------
SECTION 1.04.    Acts of Holders ..............................................................  12
                 ---------------
SECTION 1.05.    Notices to Trustee and Company ...............................................  13
                 ------------------------------
SECTION 1.06.    Notice to Holders:  Waiver ...................................................  14
                 --------------------------
SECTION 1.07.    Conflict with Trust Indenture Act ............................................  14
                 ---------------------------------
SECTION 1.08.    Effect of Headings and Table of Contents .....................................  14
                 ----------------------------------------
SECTION 1.09.    Successors and Assigns .......................................................  14
                 ----------------------
SECTION 1.10.    Separability Clause ..........................................................  14
                 -------------------
SECTION 1.11.    Benefits of Indenture ........................................................  14
                 ---------------------
SECTION 1.12.    Governing Law ................................................................  14
                 -------------
SECTION 1.13.    Non-Business Day .............................................................  14
                 ----------------
SECTION 2.01.    Forms Generally ..............................................................  15
                 ---------------
SECTION 2.02.    Form of Face of Security .....................................................  15
                 ------------------------
SECTION 2.03.    Form of Reverse of Security ..................................................  19
                 ---------------------------
SECTION 2.04.    Additional Provisions Required in Global Security ............................  21
                 -------------------------------------------------
SECTION 2.05.    Form of Trustee's Certificate of Authentication ..............................  22
                 -----------------------------------------------

ARTICLE III - The Securities ..................................................................  22

SECTION 3.01.    Title and Terms ..............................................................  22
                 ---------------
SECTION 3.02.    Denominations ................................................................  25
                 -------------
SECTION 3.03.    Execution, Authentication, Delivery and Dating ...............................  25
                 ----------------------------------------------
SECTION 3.04.    Temporary Securities .........................................................  26
                 --------------------
SECTION 3.05.    Global Securities ............................................................  27
                 -----------------
SECTION 3.06.    Registration, Transfer and Exchange Generally:  Certain Transfers
                 and Exchanges:  Restricted Securities Legends ................................  28
                 ------------------
SECTION 3.07.    Mutilated, Destroyed, Lost and Stolen Securities .............................  31
                 ------------------------------------------------
SECTION 3.08.    Payment of Interest; Interest Rights Preserved ...............................  32
                 ----------------------------------------------
SECTION 3.09.    Persons Deemed Owners ........................................................  33
                 ---------------------
SECTION 3.10.    Cancellation .................................................................  34
                 ------------
SECTION 3.11.    Computation of Interest ......................................................  34
                 -----------------------
SECTION 3.12.    Deferrals of Interest Payment Dates ..........................................  34
                 -----------------------------------
SECTION 3.13.    CUSIP Numbers ................................................................  35
                 -------------

ARTICLE IV - Satisfaction and Discharge .......................................................  36

SECTION 4.01.    Satisfaction and Discharge of Indenture ......................................  36
                 ---------------------------------------
SECTION 4.02.    Application of Trust Money ...................................................  37
                 --------------------------

ARTICLE V - Remedies...........................................................................  37

SECTION 5.01.    Events of Default ............................................................  37
                 -----------------
SECTION 5.02.    Acceleration of Maturity; Rescission and Annulment ...........................  38
                 --------------------------------------------------

                                                                                                Page
                                                                                                ----
SECTION 5.03.    Collection of Indebtedness and Suits for Enforcement by Trustee ..............  40
                 ---------------------------------------------------------------
SECTION 5.04.    Trustee May File Proofs of Claim .............................................  40
                 --------------------------------
SECTION 5.05.    Trustee May Enforce Claim Without Possession of Securities ...................  41
                 ----------------------------------------------------------
SECTION 5.06.    Application of Money Collected ...............................................  41
                 ------------------------------
SECTION 5.07.    Limitation on Suits ..........................................................  42
                 -------------------
SECTION 5.08.    Unconditional Right of Holders to Receive Principal and Interest .............  42
                 ----------------------------------------------------------------
SECTION 5.09.    Restoration-of-Rights and Remedies ...........................................  43
                 ----------------------------------
SECTION 5.10.    Rights and Remedies Cumulate .................................................  43
                 ----------------------------
SECTION 5.11.    Delay or Omission Not Waiver .................................................  43
                 ----------------------------
SECTION 5.12.    Control by Holders ...........................................................  44
                 ------------------
SECTION 5.13.    Waiver of Past Defaults ......................................................  44
                 -----------------------
SECTION 5.14.    Undertaking for Costs ........................................................  45
                 ---------------------
SECTION 5.15.    Waiver of Usury, Stay or Extension Laws ......................................  45
                 ---------------------------------------

ARTICLE VI - The Trustee ......................................................................  45

SECTION 6.01.    Certain Duties and Responsibilities ..........................................  45
                 -----------------------------------
SECTION 6.02.    Notice of Defaults ...........................................................  46
                 ------------------
SECTION 6.03.    Certain Rights of Trustee ....................................................  47
                 -------------------------
SECTION 6.04.    Not Responsible for Recitals or Issuance of Securities .......................  48
                 ------------------------------------------------------
SECTION 6.05.    May Hold Securities ..........................................................  48
                 -------------------
SECTION 6.06.    Money Held in Trust ..........................................................  48
                 -------------------
SECTION 6.07.    Compensation and Reimbursement ...............................................  48
                 ------------------------------
SECTION 6.08.    Disqualification; Conflicting Interests ......................................  49
                 ---------------------------------------
SECTION 6.09.    Corporate Trustee Required; Eligibility ......................................  49
                 ---------------------------------------
SECTION 6.10.    Resignation and Removal, Appointment of Successor ............................  50
                 -------------------------------------------------
SECTION 6.11.    Acceptance of Appointment Successor ..........................................  51
                 -----------------------------------
SECTION 6.12.    Merger, Conversion, Consolidation or Succession to Business ..................  52
                 -----------------------------------------------------------
SECTION 6.13.    Preferential Collection of Claims Against Company ............................  52
                 -------------------------------------------------
SECTION 6.14.    Appointment of Authenticating Agent ..........................................  53
                 -----------------------------------
SECTION 6.15.    Trustee's Rights and Obligations .............................................  54
                 --------------------------------

ARTICLE VII - Holder's Lists and Reports by Trustee and Company ...............................  54

SECTION 7.01.    Company to Furnish Trustee Names and Addresses of Holders ....................  54
                 ---------------------------------------------------------
SECTION 7.02.    Preservation of Information.  Communications to Holders ......................  54
                 -------------------------------------------------------
SECTION 7.03.    Reports by Trustee ...........................................................  55
                 ------------------
SECTION 7.04.    Reports by Company ...........................................................  55
                 ------------------

ARTICLE VIII - Consolidation, Merger, Conveyance, Transfer or Lease ...........................  56

SECTION 8.01.    Company May Consolidate Only on Certain Terms ................................  56
                 ---------------------------------------------
SECTION 8.02.    Successor Company Substituted ................................................  56
                 -----------------------------

ARTICLE IX - Supplemental Indentures...........................................................  57

SECTION 9.01.    Supplemental Indentures without Consent of Holders ...........................  57
                 --------------------------------------------------
SECTION 9.02.    Supplemental Indentures with Consent of Holders ..............................  58
                 -----------------------------------------------
SECTION 9.03.    Execution of Supplemental Indentures .........................................  60
                 ------------------------------------
SECTION 9.04.    Effect of Supplemental Indentures ............................................  60
                 ---------------------------------

                                                                                           Page
                                                                                           ----
SECTION 9.05.    Conformity with Trust Indenture Act .....................................  60
                 -----------------------------------
SECTION 9.06.    Reference in Securities to Supplemental Indentures ......................  60
                 --------------------------------------------------

ARTICLE X - Covenants.....................................................................  60

SECTION 10.01.   Payment of Principal and Interest .......................................  60
                 ---------------------------------
SECTION 10.02.   Maintenance of Office or Agency .........................................  60
                 -------------------------------
SECTION 10.03.   Money for Security Payments to be Held in Trust .........................  60
                 -----------------------------------------------
SECTION 10.04.   Statement as to Compliance ..............................................  61
                 --------------------------
SECTION 10.05.   Waiver of Certain Covenants .............................................  62
                 ---------------------------
SECTION 10.06.   Payment of the Trusts' Costs and Expenses ...............................  62
                 -----------------------------------------
SECTION 10.07.   Additional Covenants ....................................................  63
                 --------------------
SECTION 10.08.   Information Returns .....................................................  63
                 -------------------
SECTION 10.09.   Statement by Officers as to Default .....................................  64
                 -----------------------------------
SECTION 10.10    Delivery of Certain Information .........................................  64
                 -------------------------------

ARTICLE XI - Redemption or Prepayment of Securities ......................................  64

SECTION 11.01.   Applicability of This Article ...........................................  65
                 -----------------------------
SECTION 11.02.   Election To Redeem:  Notice to Trustee ..................................  65
                 --------------------------------------
SECTION 11.03.   Selection of Securities to be Redeemed ..................................  65
                 --------------------------------------
SECTION 11.04.   Notice of Redemption ....................................................  65
                 --------------------
SECTION 11.05.   Deposit of Redemption Price .............................................  66
                 ---------------------------
SECTION 11.06.   Payment of Securities Called for Redemption .............................  67
                 -------------------------------------------
SECTION 11.07.   Company's Right of Redemption ...........................................  67
                 -----------------------------

ARTICLE XII - Sinking Funds ..............................................................  67

SECTION 12.01.   Applicability of Article ................................................  68
                 ------------------------
SECTION 12.02.   Satisfaction of Sinking Fund Payments with Securities ...................  68
                 -----------------------------------------------------
SECTION 12.03.   Redemption of Securities Sinking Fund ...................................  68
                 -------------------------------------

ARTICLE XIII - Subordination of Securities ...............................................  70

SECTION 13.01.   Securities Subordinate to Senior Debt ...................................  70
                 -------------------------------------
SECTION 13.02.   Payment Over of Proceeds upon Dissolution ...............................  70
                 -----------------------------------------
SECTION 13.03.   Prior Payment to Senior Debt Upon Acceleration of Securities ............  71
                 ------------------------------------------------------------
SECTION 13.04.   No Payment When Senior Debt in Default ..................................  72
                 --------------------------------------
SECTION 13.05.   Payment Permitted If No Default .........................................  72
                 -------------------------------
SECTION 13.06.   Subrogation to Rights of Holders of Senior Debt .........................  72
                 -----------------------------------------------
SECTION 13.07.   Provisions Solely to Define Relative Rights .............................  73
                 -------------------------------------------
SECTION 13.08.   Trustee to Effectuate Subordination .....................................  73
                 -----------------------------------
SECTION 13.09.   No Waiver of Subordination Provisions ...................................  73
                 -------------------------------------
SECTION 13.10.   Notice to Trustee .......................................................  74
                 -----------------
SECTION 13.11.   Reliance on Judicial Order or Certificate of Liquidating Agent ..........  74
                 --------------------------------------------------------------
SECTION 13.12.   Trustee Not Fiduciary for Holders of Senior Debt ........................  74
                 ------------------------------------------------
SECTION 13.13.   Rights of Trustee as Holder of Senior Debt ..............................  74
                 ------------------------------------------
SECTION 13.14.   Article Applicable to Paying Agents .....................................  74
                 -----------------------------------
SECTION 13.15.   Certain Conversions or Exchanges Deemed Payment .........................  75
                 -----------------------------------------------

ARTICLE XIV - Conversion of Securities ...................................................  75

SECTION 14.01.   Conversion Rights .......................................................  75
                 -----------------

                                                                                                          Page
                                                                                                          ----
SECTION 14.02.   Conversion Procedures ..................................................................  75
                 ---------------------
SECTION 14.03.   Conversion Price Adjustments ...........................................................  78
                 ----------------------------
SECTION 14.04.   Reclassification, Consolidation, Merger or Sale of Assets ..............................  81
                 ---------------------------------------------------------
SECTION 14.05.   Notice of Adjustments of Conversion Price ..............................................  82
                 -----------------------------------------
SECTION 14.06.   Prior Notice of Certain Events .........................................................  82
                 ------------------------------
SECTION 14.07.   Certain Defined Terms ..................................................................  83
                 ---------------------
SECTION 14.08.   Dividend or Interest Reinvestment Plans ................................................  84
                 ---------------------------------------
SECTION 14.09.   Certain Additional Rights ..............................................................  84
                 -------------------------
SECTION 14.10.   Trustee Not Responsible for Determining Conversion Price or Adjustments ................  84
                 -----------------------------------------------------------------------
SECTION 14.11.   Termination of Conversion Rights .......................................................  85
                 --------------------------------

                         COMMONWEALTH BANKSHARES, INC.

     Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Junior Subordinated Indenture, dated as of _____________, 2000.

                                                                                           Indenture
Trust Indenture Act Section                                                                Section
---------------------------                                                                -------
(S)310     (a)(1), (2) and (5)....................................................             6.09
(S)310     (a)(3).................................................................             Not Applicable
(S)310     (a)(4).................................................................             Not Applicable
(S)310     (b)....................................................................             6.08, 6.10
(S)310     (c)....................................................................             Not Applicable
(S)311     (a)....................................................................             6.13
(S)311     (b)....................................................................             6.13
(S)311     (c)....................................................................             Not Applicable
(S)312     (a)....................................................................             7.01, 7.02(a)
(S)312     (b)....................................................................             7.02(b)
(S)312     (c)....................................................................             7.02(c)
(S)313     (a)....................................................................             7.03(a)
(S)313     (b)....................................................................             7.03(b)
(S)313     (c)....................................................................             7.03(a), 7.03 (b)
(S)313     (d)....................................................................             7.03(c)
(S)314     (a)(1), (2) and (3)....................................................             7.04
(S)314     (a)(4).................................................................            10.04
(S)314     (b)....................................................................             Not Applicable
(S)314     (c)(1).................................................................             1.02
(S)314     (c)(2).................................................................             1.02
(S)314     (c)(3).................................................................             Not Applicable
(S)314     (d)....................................................................             Not Applicable
(S)314     (e)....................................................................             1.02
314        (f)....................................................................             Not Applicable
(S)315     (a)....................................................................             6.01(a)
(S)315     (b)....................................................................             6.02, 7.03(a)
(S)315     (c)....................................................................             6.01(b)
(S)315     (d)....................................................................             6.01(c)
(S)315     (d)(1).................................................................             6.01(c)(1)
(S)315     (d)(2).................................................................             6.01(c)(2)
(S)315     (d)(3).................................................................             6.01(c)(3)
(S)315     (e)....................................................................             5.14
(S)316     (a)....................................................................             5.12
(S)316     (a)(1)(A)..............................................................             5.12
(S)316     (a)(1)(B)..............................................................             5.13

(S)        (a)(2).................................................................            Not Applicable
(S)        (b)....................................................................            5.08
(S)        (c)....................................................................            1.04(f)
(S)317     (a)(1).................................................................            5.03
(S)317     (a)(2).................................................................            5.04
(S)317     (b)....................................................................           10.03
(S)318     (a)....................................................................            1.07

-----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

     JUNIOR SUBORDINATED INDENTURE, dated as of ____________, 2000, between COMMONWEALTH BANKSHARES, INC., a bank holding company established under the laws of the Commonwealth of Virginia (hereafter called the "Company") having its principal office at 403 Boush Street, Norfolk, Virginia 23510, and WILMINGTON TRUST COMPANY, a Delaware corporation, as Trustee (hereafter called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in series (hereafter called the "Securities") of substantially the tenor hereafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "Commonwealth Bankshares Capital Trust" and, collectively, the "Commonwealth Bankshares Capital Trusts") of preferred trust interests in such Commonwealth Bankshares Capital Trusts (the "Capital Securities") and common interests in such Commonwealth Bankshares Capital Trusts (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

     NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE I

          Definitions and Other Provisions of General Application
          -------------------------------------------------------

     SECTION 1.01.  Definitions.  For all purposes of this Indenture, except as
                    -----------
otherwise expressly provided or unless the context otherwise requires:

     (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.

     (2) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein.

     (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles that are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall
--------
mean that set of principles consistent with those in use by the Company.

     (4) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     (5) Unless otherwise specified herein, any reference to an "Article" or Section" refers to an Article or a Section, as the case may be, of this Indenture.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.04.

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and that shall accrue at the rate per annum specified or determined as specified in any Officers' Certificate delivered pursuant to Section 3.01.

     "Additional Sums" has the meaning specified in Section 10.06.

     "Administrative Action" has the meaning specified in the definition of "Tax Event" in this Section 1.01.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Amended and Restated Declaration of Trust" for each series of Securities has the meaning specified in the Officers' Certificate for such series delivered pursuant to Section 3.01.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Hoard of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of Norfolk, Virginia are authorized or required by law or executive order to remain closed, or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series issued to a Commonwealth Bankshares Capital Trust, the Corporate Trust Office of the Property Trustee under the related Trust Agreement, is closed for business.

     "Capital Securities" has the meaning specified in the first recital of this Indenture.

     "Capital Securities Register" means the securities register or registers to be kept or caused to be kept by the Property Trustee pursuant to the applicable Trust Agreement.

     "Capital Treatment Event" means the Company shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein or any rules, guidelines or policies of the Federal Reserve or (b) any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the original Issue Date of the Capital Securities, the Company will not be entitled to treat the Capital Securities as "Tier I Capital" (or the equivalent thereof) (except to the extent that the Capital Securities would otherwise constitute more than 25% of the Company's Tier I Capital (or the equivalent thereof)) for purposes of the risk-based capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Company; provided, however, that the distribution
                                      --------  -------
of the Securities in connection with the liquidation of a Commonwealth Bankshares Capital Trust by the Company shall not in and of itself constitute a Capital Treatment Event.

     "Closing" has the meaning specified in Section 14.07(a).

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Securities" has the meaning specified in the first recital of this Indenture.

     "Common Stock" means the common stock, $2.50 par value, of the Company.

     "Commonwealth Bankshares Capital Trust" has the meaning specified in the first recital of this Indenture.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Guarantee" means the guarantee by the Company of the distributions on the Trust Securities of a Commonwealth Bankshares Capital Trust to the extent of the Guarantee Agreement.

     "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by the Chairman, Chief Executive Officer, President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Conversion Agent" means the Person appointed to act on behalf of the holders of Trust Securities in effecting the conversion of Trust Securities to Securities and of Securities to Common Stock as and in the manner set forth in the related Trust Agreement and in this Indenture.

     "Conversion Date" has the meaning specified in Section 14.02(c).

     "Conversion Price" has the meaning specified in Section 14.01.

     "Conversion Request" means (a) the irrevocable request to be given by a Holder of Securities to the Conversion Agent directing the Conversion Agent to convert such Securities into Common Stock and (b) the irrevocable request to be given by a holder of Trust Securities to the Conversion Agent directing the Conversion Agent to exchange such Trust Security for Securities and to convert such Securities into Common Stock on behalf of such holder.

     "Conversion Termination Date" has the meaning specified in Section
14.11(d).

     "Conversion Termination Date of the Securities" has the meaning specified in Section 14.11(d).

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of the date of this Indenture is located at 1100 N. Market Street,
Attention: Corporate Trust Administration, Wilmington, Delaware 19890.

     "Corporation" includes a corporation, association, company, joint-stock company or business trust.

     "Current Market Price" has the meaning specified in Section 14.03(f).

     "Declaration of Trust" for each series of Securities has the meaning specified in the Officers' Certificate for such series delivered pursuant to
Section 3.01.

     "Defaulted Interest" has the meaning specified in Section 3.08.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 3.01 with respect to such series (or any successor thereto (a "Successor Depositary")).

     "Determination Date" has the meaning specified in Section 2.02.

     "Dissolution Event" means the liquidation of a Commonwealth Bankshares Capital Trust pursuant to the related Trust Agreement, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by such Commonwealth Bankshares Capital Trust pro rata in accordance with such Trust Agreement.

     "Dissolution Event Distribution" has the meaning specified in Section 14.11(b).

     "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company.

     "Event of Default," unless otherwise specified in the supplemental indenture creating a series of Securities, has the meaning specified in Article V.

     "Expiration Time" has the meaning specified in Section 14.03(e).

     "Extension Period" has the meaning specified in Section 3.12.

     "Federal Reserve" means the Board of Governors of the Federal Reserve
System.

     "Foreign Currency" means any currency issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

     "Global Security" means a Security in the form prescribed in section 2.04 evidencing all or part of a series of Securities, issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee.

     "Guarantee Agreement" for each series of Securities has the meaning specified in the Officers' Certificate for such series delivered pursuant to
Section 3.01.

     "Holder" means a Person in whose name a Security is registered in the Securities Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.01.

     "Institutional Accredited Investor" means an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     "Interest Payment Date" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

     "Interest Rate" means the rate of interest specified or determined as specified in each Security as being the rate of interest payable on such Security.

     "Investment Company Event" means the receipt by a Commonwealth Bankshares Capital Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that such Commonwealth Bankshares Capital Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Capital Securities of such Commonwealth Bankshares Capital Trust.

     "Junior Subordinated Payment" has the meaning specified in Section 13.02.

     "Lien" means any mortgage, pledge, lien, security interest or other encumbrance.

     "Liquidation Amount" has the meaning specified in Section 1.01 of the Trust Agreement.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether as the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "1940 Act" means the Investment Company Act of 1940.

     "Notice of Conversion" has the meaning specified in Section 14.02(a).

     "Notice of Conversion Request" has the meaning specified in Section
14.02(a).

     "Notice of Conversion Termination" has the meaning specified in Section 14.11(c).

     "Officers' Certificate" means a certificate signed by the Chairman and Chief Executive Officer, President, or Vice President, and by the Treasurer, the Controller, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

     "Original Issue Date" means the date of issuance specified as such in each Security.

     "Other Debentures" means, with respect to any series of Securities, all junior subordinated debt securities to be issued by the Company pursuant to this Indenture, other than such series of Securities, with substantially similar subordination terms, and that will be issued and sold (if at all) to any Commonwealth Bankshares Capital Trust established by the Company (if any), and will be unsecured and subordinate and junior in right of payment to the extent and in the manner set forth in this Indenture to all Senior Debt of the Company.

     "Other Guarantees" means, with respect to any series of Securities, all guarantees (if any) to be issued by the Company with respect to Capital Securities (if any) to be issued by any Commonwealth Bankshares Capital Trust to be established by the Company (if any), other than the guarantee related to such series of Securities.

     "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this indenture, except:

          (i) Securities theretofore canceled by the Trustee, delivered to the Trustee for cancellation, or exchanged by the Conversion Agent in accordance with Article XIV;

          (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

          (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or that have been paid pursuant to Section 3.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. Upon the written request of the Trustee, the Company shall furnish the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 6.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

     "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Person" means any individual, Corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of and interest on the Securities of such series are payable pursuant to Sections 3.01 and 3.08.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Proceeding" has the meaning specified in Section 13.02.

     "Property Trustee" means, in respect of any Commonwealth Bankshares Capital Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Commonwealth Bankshares Capital Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "Purchased Shares" has the meaning specified in Section 14.03(e).

     "Redemption Price," when used with respect to any Security to be redeemed or prepaid means an amount in cash equal to one hundred percent (100%) of the principal amount to be redeemed or prepaid, plus any accrued and unpaid interest thereon, including Additional Interest and Additional Sums, if any, to the date of such redemption.

     "Reference Date" has the meaning specified in Section 14.03(c).

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.01 with respect to Securities of a series, the date that is the Business Day next preceding such Interest Payment Date.

     "Responsible Officer," when used with respect to the Trustee, means any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Restricted Security" means each Security required pursuant to Section 3.06(c) to bear a Restricted Securities Legend.

     "Restricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit A to this Indenture.

     "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 2.02 to be placed on a Restricted Security.

     "Securities" has the meaning specified in the first recital of this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Certificate" means a certificate evidencing ownership of Securities.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.06.

     "Senior Debt" with respect to any series of Securities means (a) the principal of, and premium, if any, and interest on all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, (b) all obligations to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange note swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts, and (iii) similar financial instruments; except, in the case of both (a) and (b) above, such indebtedness and obligations that are expressly stated to rank junior in right of payment to, or pari passu in right of payment with, the Securities, (c) any
                  ---- -----
indebtedness or obligations of others of the kind described in both (a) and (b) above for the payment of which the Company is responsible or liable as guarantor or otherwise, and (d) any deferrals, renewals or extensions of any such Senior Debt; provided, however, that Senior Debt shall not be deemed to include (a) any
      --------  -------
debt of the Company that, when incurred and without respect to any election under Section 1111(b) of the U.S. Bankruptcy Code of 1978, as amended, was without recourse to the Company; (b) any debt of the Company to any of its Subsidiaries; (c) debt to any employee of the Company; (d) debt that by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such debt by the Holders as a result of the subordination provisions of this Indenture would be greater than such payments otherwise would have been as a result of any obligation of such holders of such debt to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of the subordination provisions to which such debt is subject; (e) trade accounts payable or accrued liabilities arising in the ordinary course of business; and (f) any other debt securities issued pursuant to this Indenture.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.08.

     "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified pursuant to the terms of such Security as the date on which the principal of such Security or such installment of interest is due and payable, in the case of such principal, as such date may be shortened or extended as provided pursuant to the terms of such Security and this Indenture.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Successor Trustee" has the meaning specified in the definition of "Trustee" in this Section 1.01.

     "Tax Event" means the receipt by the Trust or the Company of an opinion of an independent tax counsel to the Company experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, or after the Original Issue Date of the applicable series of Securities or the issue date of the applicable Capital Securities issued by the affected Commonwealth Bankshares Capital Trust, there is more than an insubstantial risk that (x) if the Securities are held by or on behalf of the affected Commonwealth Bankshares Capital Trust, (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Securities or subject to more than a de minimis amount of other taxes, duties or other
                       ----------
governmental charges as determined by such counsel, or (ii) any portion of interest payable by the Company to the affected Commonwealth Bankshares Capital Trust on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole or in part for United States federal income tax purposes or (y) with respect to Securities that are no longer held by or on behalf of the affected Commonwealth Bankshares Capital Trust, any portion of interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Company in whole or in part for United States federal income tax purposes.

     "Trading Day" has the meaning specified in Section 14.07(b).

     "Trust Agreement" with respect to each series of Securities means the Declaration of Trust with respect to such series, as amended and restated by the Amended and Restated Declaration of Trust with respect to such series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C.
(S)(S) 77aaa-77bbbb), as in effect on the date of this Indenture, except as provided in Sections 1.07 and 9.05.

     "Trust Securities" has the meaning specified in the first recital of this Indenture.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee (a "Successor Trustee") shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Vice President," when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     SECTION 1.02.  Compliance Certificate and Opinions.  Upon any application
                    -----------------------------------
or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including covenants compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided regarding conditions or covenants waived by the Holders pursuant to Section 10.05) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03.  Forms of Documents Delivered to Trustee.  In any case where
                    ---------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04.  Acts of Holders.
                    ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

          (d) The ownership of Securities shall be proved by Securities
Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (f) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as otherwise provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Security Holders furnished to the Trustee pursuant to Section 7.01 prior to such solicitation.
If a record date is fixed, those persons who were Security Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date, provided, however, that unless such vote or consent is obtained
             --------  -------
from the Holders (or their duly designated proxies) of the requisite principal amount of Outstanding Securities prior to the date that is the 120th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     SECTION 1.05.  Notices to Trustee and Company.  Any request, demand,
                    ------------------------------
authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section 5.01 hereof) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.06.  Notice to Holders:  Waiver.  Where this Indenture provides
                    --------------------------
for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postace prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture or of the relevant Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.07.  Conflict with Trust Indenture Act.  If any provision of this
                    ---------------------------------
Indenture limits, qualifies or conflicts with the duties imposed by any of
Section 310 to 317, inclusive, of the Trust Indenture Act through operation of
Section 318(c) thereof, such imposed duties shall control.

     SECTION 1.08.  Effect of Headings and Table of Contents.  The Article and
                    ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.09.  Successors and Assigns.  All covenants and agreements in
                    ----------------------
this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10.  Separability Clause.  In case any provision in this
                    -------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11.  Benefits of Indenture.  Nothing in this indenture or in the
                    ---------------------
Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent and their successors and assigns, the holders of Senior Debt and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.12.  Governing Law.  This Indenture and the Securities shall be
                    -------------
governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to principles of conflicts of laws.

     SECTION 1.13.  Non-Business Day.  In any case where any Interest Payment
                    ----------------
Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity, as the case may be.

                                  ARTICLE II

                                 Security Forms
                                 --------------

     SECTION 2.01.  Forms Generally.  The Securities of each series and the
                    ---------------
Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 with respect to the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     Securities distributed to holders of book-entry Capital Securities shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or held by such Depositary for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts they may direct). Securities distributed to holders of Capital Securities other than book-entry Capital Securities shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

     SECTION 2.02.  Form of Face of Security.
                    ------------------------

                   COMMONWEALTH BANKSHARES, INC. CORPORATION
                              (Title of Security)

                                                                  CUSIP No.
                                                                  $

     COMMONWEALTH BANKSHARES, INC., a Virginia corporation (hereafter called the "Company," which term includes any successor corporation under the Indenture hereafter referred to); for value received, hereby promises to pay to _______________________________, or its registered assigns, the principal sum of
________________________ Dollars on (the "Stated Maturity"). The Company further promises to pay interest on such principal sum from ___________________, or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein), in arrears on January 15, April 15, July 15 and October 15 of each year, commencing January 15, 2001, at the annual rate of ___%, until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the annual rate of ___% compounded quarterly as Additional Interest.

     The amount of interest payable for any period shall be computed on the basis of the actual number of days elapsed in a year of twelve 30-day months; except that the amount of interest payable for any partial period shall be computed on the basis of the actual number of days elapsed in a 360-day year.
In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date on which the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of Norfolk, Virginia are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee or the Corporate Trust Office of the Property Trustee under the Trust Agreement hereafter referred to for the related Commonwealth Bankshares Capital Trust is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the first day of the calendar month in which the relevant Interest Payment Date occurs. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

     So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security, from time to time, to defer payment of interest on such Security for up to twenty (20) consecutive quarterly interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods the Company
                 ----------------
shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon to the extent permitted by applicable law); provided, however, that no Extension
                                            --------  -------
Period may extend beyond the Stated Maturity of this Security. During any such Extension Period, the Company may not (i) declare or pay any dividends or distributions on or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal of, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu with or junior in interest
                                           ----------
to this Security or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu with or junior
                                                     ----------
in interest to this Security (other than (a) dividends or distributions in Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the applicable Company Guarantee,
(d) purchases or acquisitions of shares of the Company's Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plan or other contractual obligation of the Company (other than a contractual obligation ranking pari passu with or junior to this Security),
                                 ---- -----
(e) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period, provided, however, that
                                                      --------  -------
such extension does not cause such Extension Period to exceed twenty (20) consecutive quarterly interest payment periods or extend beyond the Stated Maturity of this Security. Upon the termination of any such Extension Period and the payment of all accrued and unpaid interest and any Additional Interest then due, and, subject to the foregoing limitations, the Company may elect to begin a new Extension Period. No interest shall be due and payable during an Extension Period except at the end thereof. The Company shall give the Trustee notice of its election to begin any Extension Period at least three Business Days prior to the Interest Payment Date, or, with respect to the Securities issued to a Commonwealth Bankshares Capital Trust, prior to the earlier of (i) the date on which the Distributions on the Capital Securities would have been payable except for the election to begin or extend such Extension Period or (ii) the date on which the Administrative Trustees are required to give notice to any automated quotation system or to holders of such Capital Securities of the record date or the date on which such Distributions are payable, but in any event not less than three Business Days prior to such record date. There is no limitation on the number of times that the Company may elect to begin an Extension Period.

     Payment of the principal of and interest on this Security will be made at the office or agency of the Trustee in the City of Wilmington, Delaware or at the office of such Paying Agents in the United States as the Company may designate from time to time, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of any interest may be made (except in the case of Global Securities) (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate such subordination and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether, now outstanding or hereafter incurred, and waives reliance by each such holder upon such provisions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Date:                                COMMONWEALTH BANKSHARES, INC.

[Seal]


                                     By_________________________________________
                                         [Chairman and Chief Executive Officer,
                                         President or Vice President]

Attest:


___________________________________
[Secretary or Assistant Secretary]

     SECTION 2.03.  Form of Reverse of Security.  This Security is one of a duly
                    ---------------------------
authorized issue of securities of the Company (herein called the "Securities"),
                                                                  ----------
issued and to be issued in one or more series under a Junior Subordinated Indenture, dated as of ________________, 2000, as supplemented by an Officers' Certificate dated as of ________________ (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee," which term includes any Successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $______________].

     All terms used in this Security that are defined in the Indenture and in the Amended and Restated Declaration of Trust of Commonwealth Bankshares Capital Trust I, dated as of _______________, 2000, as amended (the "Amended and Restated Declaration of Trust"), among Commonwealth Bankshares, Inc., as Depositor, and the Trustees named therein, shall have the meanings assigned to them in the Indenture or, to the extent not defined in the Indenture, the Amended and Restated Declaration of Trust, as the case may be.

     The Company has the right to redeem this Security (i) on or after _______________, 2006, in whole at any time or in part from time to time, or
(ii) in whole (but not in part), at any time within 90 days following the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, in each case at the Redemption Price, and subject to possible regulatory approval.

     In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     On the terms and subject to the conditions set forth in the Indenture, the Holder of any Security has the right, exercisable at any time on or before 5:00 p.m. (Norfolk, Virginia time) on the earlier of (i) the Business Day immediately preceding the date of redemption of such Security, whether at maturity or upon prepayment, and (ii) the Conversion Termination Date of the Securities, if any, to convert the principal amount thereof (or any portion thereof that is a multiple of $25.00) into fully paid and nonassessable shares of Common Stock of the Company at the Conversion Price described in the Indenture. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the Conversion Price in effect on the date of conversion. No fractional shares will be issued upon conversion, but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock. The conversion right and the Conversion Price are subject to adjustment as provided in the Indenture, to which reference is hereby made. Under certain circumstances specified in the Indenture, Holders converting

Securities may be entitled to accrued and unpaid interest (including Additional Interest and Additional Sums, if any, to the extent permitted by applicable law) on such Securities.

     The conversion rights of the Holders of Securities are subject to termination at the option of the Company on and after January 15, 2004, subject to and upon the satisfaction of certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of this Security may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all of the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided, however, that, in the case of the Securities of this series issued to a Commonwealth Bankshares Capital Trust, if upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series fail to declare the principal of all of the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the corresponding series of Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee with a copy to the Property Trustee. The Holders of a majority in aggregate principal amount of the Outstanding Securities of this series may annul such declaration and waive the default by written notice to the Property Trustee, the Company and the Trustee if the default (other than the nonpayment of the principal of these Securities that has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee. Should the Holders of the Securities of this series fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Capital Securities shall have such right. Upon any such declaration such principal amount and the accrued interest (including any Additional Interest) on all of the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained pursuant to Section 10.02 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Securities of this series are issuable in registered form without coupons. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.

     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security intend that such Security constitute indebtedness and agree to treat such Security as indebtedness for all United States Federal, state and local tax purposes.

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     SECTION 2.04.  Additional Provisions Required in Global Security.  Any
                    -------------------------------------------------
Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.02 and 2.03, bear a legend in substantially the following form:

     "This Security is a Global Security within the meaning of the Indenture hereafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Commonwealth Bankshares, Inc. or its agent for registration of transfer, exchange or payment, and any Security issued :is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     SECTION 2.05.  Form of Trustee's Certificate of Authentication.  This is
                    -----------------------------------------------
one of the Securities referred to in the within mentioned Indenture:


                                        ________________________________________
                                        as Trustee

Dated:

                                        By:_____________________________________
                                                   Authorized Signatory

                                  ARTICLE III

                                The Securities
                                --------------

     SECTION 3.01.  Title and Terms.  The aggregate principal amount of
                    ---------------
Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

          (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

          (b) the limit, if any, upon the aggregate principal amount of the Securities of such series that may be authenticated and made available for delivery under this Indenture (except for Securities authenticated and made available for delivery upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.06,

3.07, 9.06 or 11.06); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

          (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof;

          (d) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.12 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

          (e) the place or places where the principal of and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

          (f) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company;

          (g) the obligation or the right, if any, of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the prices or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligations;

          (h) the denominations in which any Securities of such series shall be issuable, if other than in blocks having aggregate principal amounts of not less than $25.00 and multiples of $25.00 in excess thereof;

          (i) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of the term "Outstanding";

          (j) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

          (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

          (1) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (m) any index or indices used to determine the amount of payments of principal on the Securities of such series or the manner in which such amounts will be determined;

          (n) the issuance of a temporary Global Security representing all of the Securities of such series and exchange of such temporary Global Security for definitive Securities of such series;

          (o) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Securities, which Depositary shall be a clearing agency registered under the Securities Exchange Act of 1934;

          (p) the appointment of any Paying Agent or Agents for the Securities of such series;

          (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

          (r) the transfer restrictions and legends required to be on the Securities;

          (s) the definitions of Amended and Restated Declaration of Trust, Declaration of Trust and Guarantee Agreement for each series;

          (t) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to ether series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

          (u) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     Unless otherwise provided with respect to the Securities of any series, at the option of the Company, interest on the Securities of any series that bears interest may be paid (except in the case of Securities in Global form) (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

     SECTION 3.02.  Denominations.  The Securities of each series shall be in
                    -------------
registered form without coupons and shall be issuable initially in blocks having aggregate principal amounts of not less than $25.00 and multiples of $25.00 in excess thereof, unless otherwise specified as contemplated by Section 3.01.

     SECTION 3.03.  Execution, Authentication, Delivery and Dating.  The
                    ----------------------------------------------
Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication. Securities may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Company Order. Procedures may authorize authentication and delivery pursuant to oral instructions of the Company or a duly authorized agent, which instructions shall be promptly confirmed in writing. The Trustee shall authenticate and deliver such Securities in accordance with such instructions and as provided in this Indenture.

     Prior to the delivery of a Security in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

          (a) a Company Order requesting the Trustee's authentication and delivery of all or a portion of the Securities of such series, and if less than all, setting forth procedures for such authentication;

          (b) the Board Resolution by or pursuant to which such form of Security has been approved, and the Board Resolution, if any, by or pursuant to which the terms of the Securities of such series have been approved, and, if pursuant to a Board Resolution, an Officers' Certificate describing the action taken;

          (c) an Officers' Certificate dated the date such certificate is delivered to the Trustee, stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such form and with such terms have been complied with; and

          (d) an Opinion of Counsel or Opinions of Counsel substantially to the effect that (i) the form of such Securities has been duly authorized and approved in conformity with the provisions of this Indenture; (ii) the terms of such Securities have been duly authorized and determined in conformity with the provisions of this Indenture, or, if such terms are to be determined pursuant to Procedures, when so determined such terms shall have been duly authorized and determined in conformity with the provisions of this Indenture; and (iii) Securities in such form when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and made available for delivery by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and sold in the manner specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company entitled to the benefits of this Indenture, subject to bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States, and subject to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

     The Trustee shall be entitled to receive the documents referred to in clauses (b) and (d) above only at or prior to the first request of the Company to the Trustee to authenticate Securities of such series.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder.

     SECTION 3.04.  Temporary Securities.  Pending the preparation of definitive
                    --------------------
Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations having the same original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     SECTION 3.05.  Global Securities.
                    -----------------

          (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to continue as a Depositary with respect to such Global Security, and no successor depositary shall have been appointed, or if at any time the Depositary ceases to be a "clearing agency" registered under the Securities Exchange Act of 1934, as amended, at a time when the Depositary is required to be so registered to act as such depositary, (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable, (iii) there shall have occurred and be continuing an Event of Default or (iv) pursuant to the following sentence. All or any portion of a Global Security may be exchanged for a Security that has a like aggregate principal amount and is not a Global Security upon 20 days' prior request made by the Depositary or is Agent Member to the Securities Registrar.

          (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either
(i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced, subject to Section 3.06(b)(iv), or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions and, to the extent required by section 3.06, a Restricted Securities Certificate, the Trustee shall, subject to Section
3.05 (b) and as otherwise provided in this Article III, authenticate and make available for delivery any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

          (d) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interest pursuant to the rules and procedures of the Depositary. Accordingly, any such owners of beneficial interests in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

          (e) The rights of the owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

     SECTION 3.06.  Registration, Transfer and Exchange Generally: Certain
                    ------------------------------------------------------
Transfers and Exchanges: Restricted Securities Legends.
------------------------------------------------------

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register". The Trustee is hereby appointed "Securities Registrar" for the purpose of registering the Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the office of the agent of the Company designated for that purpose, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities that the Holder making the exchange is entitled to receive.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities pursuant to Article XI and ending at the close of business on the day of mailing of notice of redemption or (ii) to transfer or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

          (b)  Certain Transfers and Exchanges.  Notwithstanding any other
               -------------------------------
provision of this Indenture, transfers and exchanges of Securities and beneficial interests in a Global Capital Security of the kinds specified in this
Section 3.06(b) shall be made only in accordance with this Section 3.06(b).

               (i)   Non-Global Security to Global Security.  If the Holder of a
                     --------------------------------------
Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and subject to the rules and procedures of the Depositary. Upon receipt by the Securities Registrar of (A) such Security as provided in Section 3.06 (a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Security (and issue a new Security in respect of the untransferred portion thereof) as provided in Section 3.06 (a) and increase the aggregate principal amount of the Global Security by the specified principal amount as provided in Section 3.05(c).

               (ii)  Non-Global Security to Non-Global Security. A Security that
                     ------------------------------------------
is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.06(a); provided, that if such Security to be transferred in whole or in part is a Restricted Security, the Securities Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

               (iii)  Exchanges between Global Security and Non-Global Security.
                      ---------------------------------------------------------
A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.05.

          (c) Restricted Securities Legend. (i) Except as set forth below, all Securities shall bear a Restricted Securities Legend, substantially in the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH COMMONWEALTH BANKSHARES, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTIONS TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTIONS TERMINATION DATE.

               (ii) Subject to the following clauses of this Section 3.06(c), a Security (other than a Global Security) that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Restricted Security or any portion thereof that bears such legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company in the form of an Officers' Certificate, shall countersign and deliver such a new Security as provided in this Article III.

               (iii) Notwithstanding the foregoing provisions of this Section 3.06(c), a successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the written direction of the Company in the form of an Officers Certificate, shall countersign and deliver a new Security bearing a Restricted Securities Legend in exchange for successor Security as provided in this Article III.

               (iv) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration ceases to be effective: (A) in the case of any Restricted Security that is a definitive Security, the Securities Registrar shall permit the Holder thereof to exchange such Restricted Security for a definitive Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Security; and (B) in the case of any Restricted Security that is represented by a Global Security, the Securities Registrar shall permit the Holder of such Global Security to exchange such Global Security for another Global Security that does not bear the Restricted Securities Legend.

               (v) If Restricted Securities are being presented or surrendered for transfer or exchange then there shall be (if so required by the Trustee), (A) if such Restricted Securities are being delivered to the Securities Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or (B) if such Restricted Securities are being transferred, (i) a certification from the transferor in a form substantially similar to that attached as Exhibit A, and
(ii) if the Company or Securities Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

               (vi) If the Securities are issued pursuant to an effective registration statement, no Restricted Securities Legend shall be required.

     SECTION 3.07.  Mutilated, Destroyed, Lost and Stolen Securities.  If any
                    ------------------------------------------------
mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to hold each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same Interest Rate as such mutilated Security, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and
(ii) such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and, upon its request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same issue and series of like tenor and principal amount, having the same original Issue Date and Stated Maturity and bearing the same Interest Rate as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.08.  Payment of Interest; Interest Rights Preserved.  Interest on
                    ----------------------------------------------
any Security of any series that is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.01 with respect to the related series of Securities.

     Any interest on any Security that is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security. Any interest on any Security that is deferred or extended pursuant to Section 3.12 shall not constitute Defaulted Interest for purposes of this Section 3.08.

     SECTION 3.09.  Persons Deemed Owners.  The Company, the Trustee and any
                    ---------------------
agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.08) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy, or other authorization furnished by a Depositary or impair, as between the Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

     SECTION 3.10.  Cancellation.  All Securities surrendered for payment,
                    ------------
redemption, conversion, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and made available for delivery hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be delivered to the Company.

     SECTION 3.11.  Computation of Interest.  Except as otherwise specified as
                    -----------------------
contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360-day year of twelve 30-day months, and interest on the Securities of each series for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

     SECTION 3.12.  Deferrals of Interest Payment Dates.  If specified as
                    -----------------------------------
contemplated by Section 3.01 with respect to the Securities of a particular series, provided that no Event of Default has occurred and is continuing with respect to such Securities, the Company shall have the right, at any time or from time to time during the term of such series, to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.01 (each, an "Extension Period") during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law), provided, however, that no Extension Period may extend beyond the Stated Maturity of these Securities. During any such Extension Period, the Company shall not (i) declare or pay dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock), or (ii) make any payment of principal, interest, or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including Other Debentures) that rank pari passu with or junior in interest to the Securities of such series or (iii)
---- -----
make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu with or junior in interest to the Securities of such
                ---- -----
series (other than (a) dividends or distributions in common stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto,
(c) payments under the applicable Company Guarantee, (d) purchases or acquisitions of shares of the Company's Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plan or other contractual obligation of the Company (other than a contractual obligation ranking pari passu with or junior to these Securities, (e) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, or (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided, however, that no
                                                      --------  -------
Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, and subject to the foregoing limitations, the Company may elect to begin a new Extension Period. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee and the Property Trustee notice of its election to begin any such Extension Period (or an extension thereof) at least three Business Days prior to the Interest Payment Date or, with respect to the Securities of a series issued to a Commonwealth Bankshares Capital Trust, prior to the earlier of (i) the date the Distributions on the Trust Securities of such Commonwealth Bankshares Capital Trust would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees or such Commonwealth Bankshares Capital Trust are required to give notice to any automated quotation system or to holders of Trust Securities of the record date or the date such Distributions are payable, but in any event not less than three Business Days prior to such record date. There is no limitation on the number of times that the Company may elect to begin an Extension Period.

     SECTION 3.13.  CUSIP Numbers.  The Company in issuing the Securities may
                    -------------
use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption or other related material as a convenience to Holders; provided, however, that any such notice or other related material may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or other related material and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

     So long as the Securities are held by or on behalf of a Commonwealth Bankshares Capital Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make hereunder in respect of any Security with and to the extent the Company has theretofore made, or is concurrently on the date of such payment making, any payment under a Company Guarantee used to satisfy the related payment of indebtedness hereunder.

                                  ARTICLE IV

                          Satisfaction and Discharge
                          --------------------------

     SECTION 4.01.  Satisfaction and Discharge of Indenture.  This Indenture,
                    ---------------------------------------
upon Company Request, shall cease to be of further effect (except as to (i) any surviving rights of transfer, substitution and exchange of Securities, (ii) rights hereunder of Holders to receive payments of principal of and interest on the Securities; and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, deposited with the Trustee pursuant to this Article IV and (iii) the rights and obligations of the Trustee hereunder), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.07 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)    have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year of the date of deposit, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of Clause (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including any Additional Interest) to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or the date for redemption, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture on the earlier resignation or removal of the Trustee, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

     SECTION 4.02.  Application of Trust Money.  Subject to the provisions of
                    --------------------------
the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01, shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for the payment of which such money or obligations have been deposited with or received by the Trustee; provided, however, that such moneys need not be segregated from other funds except to the extent required by law.

                                   ARTICLE V

                                   Remedies
                                   --------

     SECTION 5.01.  Events of Default.  "Event of Default," wherever used herein
                    -----------------
with respect to the Securities of any Series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

     (2) default in the payment of the principal of any Security of that series when due, whether at its maturity, upon redemption, by declaration of acceleration or otherwise; or

     (3) default in the observance or performance in any material respect, of any covenant of the Company in this Indenture (other than a covenant a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate outstanding principal amount of the Securities of that series a written notice specifying such default and requiring it to be remedied; or

     (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

     (6) in respect of a series issued to a Commonwealth Bankshares Capital Trust, the voluntary or involuntary dissolution, winding-up or termination of a Commonwealth Bankshares Capital Trust, except in connection with the distribution of the Securities of such series to the holders of Trust Securities in liquidation of such Commonwealth Bankshares Capital Trust, the redemption of all the Trust Securities of a Commonwealth Bankshares Capital Trust, or certain mergers, consolidations or amalgamations, each as permitted by the applicable Trust Agreement; or

     (7) any other Event of Default with respect to Securities of that series as set forth in the Board Resolution and the Officers' Certificate, or established in a supplemental indenture hereto, prior to the issuance of the series of such Securities as contemplated by Section 3.01.

     SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.  If an
                    --------------------------------------------------
Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided, however, that, in the case of the Securities of a series issued to a Commonwealth Bankshares Capital Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the corresponding series of Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee with a copy to the Property Trustee. The Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may annul such declaration and waive the default by written notice to the Property Trustee, the Company and the Trustee if the default (other than the nonpayment of the principal of these Securities that has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee. Should the Holders of the Securities of such a series fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Capital Securities shall have such right. Upon any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable, provided, however, that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIV.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

          (A) all overdue installments of interest (including any Additional Interest) on all Securities of that series,

          (B) the principal of any Securities of that series that has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

          (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series that has become due solely by such acceleration, have been cured or waived as provided in
Section 5.13.

     The Company is required to file annually with the Trustee a certificate as to whether or not the Company is in compliance with all the conditions and covenants applicable to it under this Indenture.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, however, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.02.

     SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                    -------------------------------------------------------
Trustee.  The Company covenants that if:
-------

     (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Security when such interest becomes due and payable, and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of any Security at the maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations and interest (including any Additional Interest); and, in addition thereto, all amounts owing to the Trustee under Section 6.07 and
Section 10.06.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.04.  Trustee May File Proofs of Claim. In case of the pendency of
                    --------------------------------
any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

          (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.07 and of the Holders allowed in any such judicial proceedings; and

               (ii) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.06; and

          (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.06, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any proceeding; provided, however, that
                                                      -----------------
the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

     SECTION 5.05.  Trustee May Enforce Claim Without Possession of Securities.
                    ----------------------------------------------------------
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing to the Trustee and any predecessor Trustee under Section 6.07, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.06.  Application of Money Collected. Any money or property
                    ------------------------------
collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or interest (including any

Additional Interest), upon presentation of the Securities and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

     First: to the payment of all amounts due the Trustee and any predecessor
     -----
Trustee under Section 6.07;

     Second: to the payment of the amounts then due and unpaid upon such series
     ------
of Securities for principal and interest (including any Additional Interest), in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal and interest (including any Additional Interest), respectively; and

     Third: the balance, if any, to the Person or Persons entitled thereto.
     -----

     SECTION 5.07.  Limitation on Suits. No Holder of any Securities of any
                    -------------------
series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

     it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.08.  Unconditional Right of Holders to Receive Principal and
                    -------------------------------------------------------
Interest. Notwithstanding any other provision in this Indenture, the Holder of
--------
any Security shall have the right that is absolute and unconditional to receive payment of the principal of and (subject to

Section 3.08) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a Commonwealth Bankshares Capital Trust, any holder of the corresponding series of Capital Securities shall have the right, upon the occurrence of an Event of Default described in Section 5.01(1) or 5.01(2) hereof, to institute a suit directly against the Company for enforcement of payment to such Holder of principal of and (subject to Section 3.08) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of the corresponding series held by such Holder. Notwithstanding any payments made to a holder of Capital Securities by the Company in connection with a suit directly against the Company, the Company shall remain obligated to pay the principal of or interest on the Securities, and the Company shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Company to such holder in any suit directly against the Company.

     The holders of the Capital Securities will riot be able to exercise directly any remedies, other than those set forth in this Section 5.08, available to the holders of the Securities unless there shall have been an Event of Default under the related Trust Agreement.

     SECTION 5.09.  Restoration of Rights and Remedies. If the Trustee or any
                    ----------------------------------
Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10.  Rights and Remedies Cumulate.  Except as otherwise provided
                    ----------------------------
in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11.  Delay or Omission Not Waiver. Except as otherwise provided
                    ----------------------------
in the last paragraph of Section 3.07, no delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

     Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 5.12.  Control by Holders. The Holders of a majority in principal
                    ------------------
amount of the Outstanding Securities of any series shall have the right to direct the time, method and place) of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Indenture;

     (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; and

     (3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

     Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, however, that, unless the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day that is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.12.

     SECTION 5.13.  Waiver of Past Defaults. The Holders of a majority in
                    -----------------------
aggregate principal amount of the Outstanding Securities of a series affected thereby may, on behalf of the Holders of all the Securities of such series, waive any past default, except a default in the payment of principal of or interest (including any Additional Interest) (unless such default has been cured and a sum sufficient to pay all overdue installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee) on any Security of such series or a default in respect of a covenant or provision that, under Article IX, cannot be modified or amended without the consent of the Holder of each outstanding Security of such series and, in the case of Securities of a series issued to a Commonwealth Bankshares Capital Trust, should the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the related series of Capital Securities shall have such right.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.14.  Undertaking for Costs. All parties to this Indenture agree,
                    ---------------------
and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than l0% in principal amount of the outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security.

     SECTION 5.15.  Waiver of Usury, Stay or Extension Laws. The Company
                    ---------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  The Trustee
                                  -----------

     SECTION 6.01.  Certain Duties and Responsibilities. (a) Except during the
                    -----------------------------------
continuance of an Event of Default:

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confine or investigate the accuracy of mathematical calculations or other facts stated therein).

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that:

               (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 6.02.  Notice of Defaults. Within 90 days after actual knowledge by
                    ------------------
a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest (including any Additional Interest) on any Security of such series, the Trustee shall be fully protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, however, that, in the case of any default of the character specified in Section 5.01(3), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 6.03.  Certain Rights of Trustee. Subject to the provisions of
                    -------------------------
Section 6.01:

     (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the reasonable cost of the Company upon giving reasonable notice to the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture;

     (i) the Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge or (2) the Trustee shall have received notice thereof in accordance with Section 1.05(1) hereof from the Company or a Holder;

     (j) no permissive power or authority available to the Trustee shall be construed as a duty; and

     (k) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities. The
                    ------------------------------------------------------
recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any offering or disclosure materials prepared in connection therewith. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

     SECTION 6.05.  May Hold Securities. The Trustee, any Paying Agent,
                    -------------------
Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

     SECTION 6.06.  Money Held in Trust. Money held by the Trustee in trust
                    -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     SECTION 6.07.  Compensation and Reimbursement. The Company, as borrower on
                    ------------------------------
the Securities, agrees:

     (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (other than taxes based upon, measured by or determined by the income of the Trustee) (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Company under this Section 6.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

     To secure the Company's payment obligations in this Section, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code of 1978, as amended, or any successor statute.

     The provisions of this Section 6.07 shall survive the termination of this Indenture.

     SECTION 6.08.  Disqualification; Conflicting Interests. The Trustee for the
                    ---------------------------------------
Securities of any series issued hereunder shall be subject to the provisions of
Section 310 (b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second-to-last paragraph of Section 310 (b) of the Trust Indenture Act.

     SECTION 6.09.  Corporate Trustee Required; Eligibility. There shall at all
                    ---------------------------------------
times be a Trustee hereunder that shall be:

     (a) a corporation organized and doing business under the laws of the United States of America or of any state, territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, state, territorial or District of Columbia authority, or

     (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to the supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least

$50,000,000, subject to supervision of examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

     SECTION 6.10.  Resignation and Removal, Appointment of Successor. (a) No
                    -------------------------------------------------
resignation or removal of the Trustee and no appointment of a Successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the Successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a Successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a Successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee, or (y) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a Successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a Successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a Successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the Successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the Successor Trustee with respect to the Securities of such series and supersede the Successor Trustee appointed by the Company. If no Successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereafter provided, within 30 days of such resignation or removal the Trustee or any Holder who has been a bona fide Holder of a Security for at least six months, subject to Section 5.14, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a Successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a Successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the Successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11.  Acceptance of Appointment Successor. (a) In case of the
                    -----------------------------------
appointment hereunder of a Successor Trustee with respect to all Securities, every such Successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such Successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such Successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such Successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of the Successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each Successor Trustee with respect to the Securities of one or more series shall execute and deliver a written instrument or an indenture supplemental hereto wherein each Successor Trustee small accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each Successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such Successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confine that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such written instrument or supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee, and upon the execution and delivery of such written instrument or supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, and each such Successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such Successor Trustee relates; but, on request of the Company or any Successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such Successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such Successor Trustee relates.

          (c) Upon request of any such Successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such Successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No Successor Trustee shall accept its appointment unless at the time of such acceptance such Successor Trustee shall be qualified and eligible under this Article. In the event that the Trust Indenture Act applies to this Indenture at the time that any Successor Trustee is appointed, such Successor Trustee shall qualify under such Act.

     SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business.
                    -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article (including qualification under the Trust Indenture Act, if applicable), without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such Successor Trustee, and in all cases the certificate of authentication shall have the full force that it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

     SECTION 6.13.  Preferential Collection of Claims Against Company.  If and
                    -------------------------------------------------
when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     SECTION 6.14.  Appointment of Authenticating Agent. The Trustee may appoint
                    -----------------------------------
an authenticating agent or agents (each, an "Authenticating Agent") with respect to one or more series of Securities that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Where reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any state, Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of each series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities referred to in the within mentioned
Indenture.

     Dated:                             _______________________________
                                        Agent Trustee


                                        by ____________________________
                                             As Authenticating Agent


                                        by ____________________________
                                             As Authenticating Agent

     SECTION 6.15.  Trustee's Rights and Obligations. The Trustee shall have and
                    --------------------------------
be subject to all the duties and responsibilities specified with respect to an indenture trustee under the Trust Indenture Act. Subject to such provisions, the Trustee is under no obligation to exercise any of the powers vested in it by this Indenture at the request of any holder of the Securities, unless offered indemnity to its satisfaction by such holder against the costs, expenses and liabilities that might be incurred thereby. The Trustee will not be required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it. Notwithstanding the foregoing, nothing in this Section 6.15 shall be deemed to abrogate any of the rights, indemnities or protections otherwise provided to the Trustee under this Indenture.

                                  ARTICLE VII

               Holder's Lists and Reports by Trustee and Company
               -------------------------------------------------

     SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders.
                    ---------------------------------------------------------
The Company will furnish or cause to be furnished to the Trustee:

     (a) quarterly, not more than 15 days after each Regular Record Date in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

     SECTION 7.02.  Preservation of Information.  Communications to Holders. (a)
                    -------------------------------------------------------
The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

     SECTION 7.03.  Reports by Trustee. (a) The Trustee shall transmit to
                    ------------------
Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

          (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than the last calendar day in February of each calendar year, commencing with the last calendar day in February of the year following the Original Issue Date.

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Securities are listed and also with the Commission. The Company will notify the Trustee whenever the Securities are listed on any securities exchange.

     SECTION 7.04.  Reports by Company. The Company shall file with the Trustee
                    ------------------
and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15 (d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall continue to file with the Commission and provide the Trustee with the annual reports and the information, documents and other reports that are specified in Sections 13 and 15 (d) of the Securities Exchange Act of 1934, as amended. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease
             ----------------------------------------------------

     SECTION 8.01.  Company May Consolidate Only on Certain Terms. The Company
                    ---------------------------------------------
shall not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge with or into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

     (1) in case the Company shall consolidate with or merge with or into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including any Additional Interest) on all the Securities and the performance of every covenant and every obligation of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

     (3) if at such time Securities of a series issued to a Commonwealth Bankshares Capital Trust are Outstanding, such consolidation, merger, conveyance, transfer or lease is permitted under the related Trust Agreement and Company Guarantee and does not give rise to any breach or violation of the related Trust Agreement or Company Guarantee; and

     (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.01, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.01.

     SECTION 8.02.  Successor Company Substituted. Upon any consolidation or
                    -----------------------------
merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated.

     Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

     SECTION 9.01.  Supplemental Indentures without Consent of Holders. Without
                    --------------------------------------------------
the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following:

     (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained;

     (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company;

     (3) to establish the form or terms of Securities of any series as permitted by Sections 2.01 or 3.01;

     (4) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

     (5)  to add any additional Events of Default;

     (6) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination (a) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (b) shall not apply to any Outstanding Securities;

     (7) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this clause (7) shall not materially adversely affect the interest of (a) the Holders of Securities of any series or,
(b) in the case of the Securities of a series issued to a Commonwealth Bankshares Capital Trust and for so long as any of the corresponding series of Capital Securities shall remain outstanding, the holders of such Capital Securities;

     (8) to evidence and provide for the acceptance of appointment hereunder by a Successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

     (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

     SECTION 9.02.  Supplemental Indentures with Consent of Holders. With the
                    -----------------------------------------------
consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) except to the extent permitted by Section 3.12 or as otherwise specified as contemplated by Section 3.01 with respect to the extension of the interest payment period of the Securities of any series, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the date fixed for redemption thereof);

     (2) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

     (3) modify any of the provisions of this Section, Section 5.13 or Section 10.05, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

     (4) modify the provisions in Article XIII of this Indenture with respect to the subordination of outstanding Securities of any series in a manner adverse to the Holders thereof;

provided that, in the case of the Securities of a series issued to a
--------
Commonwealth Bankshares Capital Trust, so long as any of the corresponding series of Capital Securities remain outstanding, no such amendment shall be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of such Capital Securities then outstanding unless and until the principal of the Securities of such series and all accrued and, subject to Section 3.08, unpaid interest (including any Additional Interest) thereon have been paid in full; and provided further, however, that in
                                              ----------------  -------
the case of the securities of a series issued to a Commonwealth Bankshares Capital Trust, so long as any of the corresponding series of Capital Securities remain outstanding, no amendment shall be made to Section 5.08 of this Indenture that would impair the rights of the holders of such Capital Securities provided herein without the prior consent of the holders of each Capital Security then outstanding unless and until the principal of the Securities of such series and all accrued and (subject to Section 3.08) unpaid interest (including any Additional Interest) thereon have been paid in full.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated Proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date that is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.03.  Execution of Supplemental Indentures. In executing or
                    ------------------------------------
accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in conclusively relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this indenture or otherwise, or that may subject it to liability or be contrary to applicable law.

     SECTION 9.04.  Effect of Supplemental Indentures. Upon the execution of any
                    ---------------------------------
supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05.  Conformity with Trust Indenture Act. No supplemental
                    -----------------------------------
indenture will be qualified or executed pursuant to the Trust Indenture Act unless this Indenture is so qualified, or in connection with Capital Securities that are registered under the Securities Exchange Act of 1934, as amended, upon the effectiveness of a registration statement. Every supplemental indenture so qualified or executed shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.06.  Reference in Securities to Supplemental Indentures.
                    --------------------------------------------------
Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Articles may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such Series.

                                   ARTICLE X

                                   Covenants
                                   ---------

     SECTION 10.01. Payment of Principal and Interest. The Company covenants and
                    ---------------------------------
agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and interest on the Securities of that series in accordance with the terms of such Securities and this Indenture.

     SECTION 10.02. Maintenance of Office or Agency. The Company will maintain
                    -------------------------------
in each Place of Payment for any series, an office or agency where Securities of that series may be presented or surrendered for payment and an office or agency where Securities may be surrendered for transfer or exchange and where notices and demand to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fall to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided,
                                                                       --------
however, that no such designation or rescission shall in any manner relieve the
-------
Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

     SECTION 10.03. Money for Security Payments to be Held in Trust. If the
                    -----------------------------------------------
Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. Norfolk, Virginia time on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and make available for delivery to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest;

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

     (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, that shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 10.04. Statement as to Compliance. The Company shall deliver to the
                    --------------------------
Trustee, within 120 days after the end of each calendar year of the Company commencing after the date hereof, an Officers' Certificate executed by authorized officers at least one of whom shall be the principal executive, financial or accounting officer of the Company covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the material terms, provisions covenants and conditions of this Indenture, and if the Company shall be in such default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.04, compliance shall be determined without regard to any grace period (other than an Extension Period) or requirement of notice provided pursuant to the terms of this Indenture.

     SECTION 10.05. Waiver of Certain Covenants. The Company may omit in any
                    ---------------------------
particular instance to comply with any covenant or condition as specified as contemplated by Section 3.01 with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in principal amount of the outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 10.06. Payment of the Trusts' Costs and Expenses. Since the
                    -----------------------------------------
Commonwealth Bankshares Capital Trusts are being formed solely to facilitate the investment in the Securities, the Company, as borrower on the Securities, hereby covenants to pay all debts and obligations (other than with respect to the payment of principal and interest on the Trust Securities) and all costs and expenses of such Trusts (including, but not limited to, all costs and expenses relating to the organization of such Trusts, the fees and expenses of the Trustees and all costs and expenses relating to the operation of such Trusts) and to pay any and all taxes, duties, assessments or other governmental charges of whatever nature (other than United States withholding taxes) imposed on such Trusts by the United States, or any other taxing authority (such payments of amounts in connection with taxes being herein referred to as "Additional Sums"), so that the net amounts received and retained by such Trusts and their respective Property Trustees after paying such expenses or Additional Sums will be equal to the amounts such Trusts and Property Trustees would have received had no such costs, expenses or taxes, duties, assessments or other governmental charges been incurred by or imposed on such Trusts. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company hereunder directly against the Company, and the Company hereby irrevocably waives any right or remedy to require that any such Creditor take any action against any Trust or any other person before proceeding against the Company. The Company also agrees hereby to execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

     SECTION 10.07. Additional Covenants. The Company covenants and agrees with
                    --------------------
each Holder of Securities of a series issued to a Commonwealth Bankshares Capital Trust that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock (which includes common and preferred stock), or (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including Other Debentures) that rank pari passu with or junior in interest to the
                            ---- -----
Securities of such series or (iii) make any guarantee payments with respect to any guarantee by the Company of debt securities of any subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu with or junior
                                                     ---- -----
in interest to the Securities (other than (a) dividends or distributions in Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Company Guarantee, (d) purchases or acquisitions of shares of the Company's Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plan or other contractual obligation of the Company (other than a contractual obligation ranking pari passu with or junior in interest to these Securities),
                   ---- -----
(e) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (f) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), if at such time (i) there shall have occurred an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the related Company Guarantee or (iii) the Company shall have given notice of its election to begin an Extension Period as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

     The Company also covenants with each Holder of Securities of a series issued to a Commonwealth Bankshares Capital Trust (i) to maintain directly, or indirectly through a wholly owned Subsidiary, 100% ownership of the Common Securities of such Commonwealth Bankshares Capital Trust; provided, however,
                                                          --------  -------
that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily terminate, wind-up or liquidate such Commonwealth Bankshares Capital Trust, except (a) in connection with a distribution of the Securities of such series to the holders of Capital Securities in liquidation of such Commonwealth Bankshares Capital Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable best efforts, consistent with the terms and provisions of such Trust Agreement, (x) not to adversely affect such Commonwealth Bankshares Capital Trust's status as a grantor trust and (y) not to cause such Commonwealth Bankshares Capital Trust to be classified as an association taxable as a corporation for United States Federal income tax purposes.

     SECTION 10.08. Information Returns. For each year during which any
                    -------------------
Securities are outstanding, the Company shall furnish to each Paying Agent on a timely basis such information as may be reasonably requested by each Paying Agent in order that such Paying Agent may prepare the information that it is required to report for such year on Internal Revenue Service Forms 1096 and 1099. Such information shall include the amount of original issue discount, if any, includable in income for each $1,000 of principal amount at Stated Maturity of outstanding Securities during such year.

     SECTION 10.09. Statement by Officers as to Default. The Company shall
                    -----------------------------------
deliver to the Trustee, within five days after the Company becomes aware of the occurrence of any Event of Default, an Officers' Certificate setting forth the details of such Event of Default and the action that the Company proposes to take with respect thereto, if known at such time.

     SECTION 10.10  Delivery of Certain Information. If specified as
                    -------------------------------
contemplated by Section 3.01 with respect to a series of Securities, at any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder, to a prospective purchaser who is a "qualified institutional buyer", within the meaning of Rule 144A under the Securities Act, of such Security designated by such Holder in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Security by such Holder; provided, however, that unless otherwise specified as contemplated by Section 3.01, the Company shall not be required to furnish such information in connection with any request made on or after the date that is two years from the later of (i) the date such Security (or any predecessor Security) was acquired from the Company or (ii) the date such Security (or any predecessor Security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act as in effect on the date hereof.

                                  ARTICLE XI

                    Redemption or Prepayment of Securities
                    --------------------------------------

     SECTION 11.01. Applicability of This Article. Redemption of Securities
                    -----------------------------
(whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

     SECTION 11.02. Election To Redeem:  Notice to Trustee. The election of the
                    --------------------------------------
Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of any Securities of any particular series and having the same terms, the Company shall, not less than 30 nor more than 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and, in the case of Securities held by or on behalf of a Commonwealth Bankshares Capital Trust, the Property Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction. Any such notice given to the Trustee hereunder shall include the information required by Section 11.04 hereof.

     SECTION 11.03. Selection of Securities to be Redeemed. If less than all the
                    --------------------------------------
Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security all as designated to the Trustee by the Company), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of a portion of the principal amount of any Security of such series; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

     SECTION 11.04. Notice of Redemption. Notice of redemption (other than at
                    --------------------
the Stated Maturity) shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

     With respect to Securities of each series to be redeemed, each notice of redemption shall state:

          (a)  the Redemption Date for Securities of such series;

          (b) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to this Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (if such an estimate of the Redemption Price is given, a subsequent notice shall be given as set forth above setting forth the Redemption Price promptly following the calculation thereof);

          (c) if less than all Outstanding Securities of such particular series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

          (d) that on the date fixed for redemption, the redemption price at which such Securities are to be redeemed will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after such date;

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (f)  that the redemption is for a sinking fund, if such is the case;

          (g) such other provisions as may be required in respect of the terms of a particular series of Securities; and

          (h)  the CUSIP number if any.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 11.05. Deposit of Redemption Price. Prior to 10:00 a.m. Norfolk,
                    ---------------------------
Virginia time on the Redemption Date specified in the notice of redemption given as provided in Section 11.04, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money sufficient to redeem on the Redemption Date all the Securities so called for redemption at the applicable Redemption Price.

     SECTION 11.06. Payment of Securities Called for Redemption. If any notice
                    -------------------------------------------
of redemption has been given as provided in Section 11.04, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such
notice at the applicable Redemption Price.   On presentation and surrender of
such Securities at a place of payment in such notice specified, such Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price.

     Upon presentation of any Security redeemed in part only, the company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of that same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same original Issue Date, Stated Maturity and terms. If the Global Security is so surrendered, such new Security will (subject to Section 3.06) also be a new Global Security.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 11.07. Company's Right of Redemption. Unless otherwise specified as
                    -----------------------------
contemplated by Section 3.01 with respect to the Securities of a particular series and notwithstanding any additional redemption rights that may be so specified, the Company, at its option, may redeem the Securities, subject to the Company having received prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve, (i) on or after the date specified in such Securities, in whole at any time or in part from time to time, or ii) upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, in whole (but not in part), in each case at a Redemption Price specified in such Securities, together with accrued interest (including Additional Interest) to the Redemption Date.

     If less than all the Securities of any such series are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement related to the Commonwealth Bankshares Capital Trust to which such Securities were issued.

                                  ARTICLE XII

                                 Sinking Funds
                                 -------------

     SECTION 12.01. Applicability of Article. The provisions of this Article
                    ------------------------
shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.01 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount that is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the case amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption (or purchase by tender or otherwise) of Securities of any series as provided for by the terms of such Securities.

     SECTION 12.02. Satisfaction of Sinking Fund Payments with Securities. In
                    -----------------------------------------------------
lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series, were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund, and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 12.03. Redemption of Securities Sinking Fund.  Not less than 45
                    -------------------------------------
days prior to each sinking fund payment date for any series of securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, that is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.01) and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to Section 13.02 and will also deliver to the Trustee any Securities to be so delivered. Such Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Certificate) by the due date therefor, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 13.02 and without the right to make the optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the redemption price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent), in which case such moneys shall be segregated and held in trust as provided in
Section 10.03) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section
12.03. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.03) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.06. On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the company shall segregate and hold in trust as provided in Section 10.03) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.01) equal to the principal and any interest accrued to the redemption date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.03.

     Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company if the Company is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article XII.

Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; provided, however, that in case such default or
                                 --------  -------
Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.03.

                                 ARTICLE XIII

                          Subordination of Securities
                          ---------------------------

     SECTION 13.01. Securities Subordinate to Senior Debt. The Company covenants
                    -------------------------------------
and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereafter set forth in this Article, the payment of the principal of and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt.

     SECTION 13.02. Payment Over of Proceeds upon Dissolution. In the event of
                    -----------------------------------------
(a) any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution, or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors or (d) any other marshaling of the assets of the company (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Senior Debt shall be entitled to receive payment in full of principal of and interest, if any, on such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment by distribution that may be payable or deliverable by reason of the payment of any other debt of the Company (including any series of the Securities) subordinated to the payment of the Securities, such payment or distribution being hereafter referred to as a "Junior Subordinated Payment"), on account of principal of or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, that may be payable or deliverable in respect of the Securities in any such Proceeding.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment, in each case, which securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person that acquires by sale such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article VIII.

     SECTION 13.03. Prior Payment to Senior Debt Upon Acceleration of
                    -------------------------------------------------
Securities. In the event that any securities are declared due and payable before
----------
their Stated Maturity, then and in such event the holders of the Senior Debt outstanding at the time such Securities so become due and payable shall first be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities will be entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any Junior Subordinated Payment) by the Company on account of the principal of or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 3.01 for the Securities of any series by delivering and crediting pursuant to Section 12.02 or as otherwise specified as contemplated by Section 3.01 for the Securities of any series of Securities that have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 13.02 would be applicable.

     SECTION 13.04. No Payment When Senior Debt in Default. (a) In the event and
                    --------------------------------------
during the continuation of any default by the Company in the payment of principal of or interest, if any, on any Senior Debt, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no direct or indirect payment or distribution of any kind or character, whether in cash, property or securities (including any Junior Subordinated Payment), by set-off or otherwise, shall be made or agreed to be made by the Company on account of principal or interest (including any Additional Interest) on the Securities or on account of any redemption, repayment, retirement, purchase or other acquisition of any Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 3.01 for the Securities of any series by delivering and crediting pursuant to Section 12.02 or as otherwise specified as contemplated by Section 3.01 for the Securities of any series of Securities that have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 13.02 would be applicable.

     SECTION 13.05. Payment Permitted If No Default. Nothing contained in this
                    -------------------------------
Article or elsewhere in this Indenture or in any of the Securities shall prevent
(a) the Company, at any time except during the pendency of any Proceeding referred to in Section 13.02 or under the conditions described in Sections 13.03 and 13.04, from making payments at any time of principal of or interest (including any Additional Interest) on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such payment by the Company or application by the Trustee, as the case may be, it did not have knowledge that such payment or application, as the case may be, would have been prohibited by the provisions of this Article.

     SECTION 13.06. Subrogation to Rights of Holders of Senior Debt. Subject to
                    -----------------------------------------------
the payment in full of all amounts due on all Senior Debt to the extent required under Sections 13.02 and 13.03 of this Indenture, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company that by its express terms is subordinated to Senior Debt of the Company to substantially the same extent as the Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

     SECTION 13.07. Provisions Solely to Define Relative Rights. The provisions
                    -------------------------------------------
of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Debt; or
(c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 13.08. Trustee to Effectuate Subordination. Each Holder of a
                    -----------------------------------
Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     SECTION 13.09. No Waiver of Subordination Provisions. No right of any
                    -------------------------------------
present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     SECTION 13.10. Notice to Trustee. The Company shall give prompt written
                    -----------------
notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); provided, however, that if the Trustee shall not have
                       --------  -------
received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     SECTION 13.11. Reliance on Judicial Order or Certificate of Liquidating
                    --------------------------------------------------------
Agent. Upon any payment or distribution of assets of the Company referred to in
-----
this Article, the Trustee, subject to the provisions of Article VI, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 13.12. Trustee Not Fiduciary for Holders of Senior Debt. The
                    ------------------------------------------------
Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

     SECTION 13.13. Rights of Trustee as Holder of Senior Debt; Preservation of
                    -----------------------------------------------------------
Trustee's Rights.  The Trustee in its individual capacity shall be entitled to
----------------
all the rights set forth in this Article with respect to any Senior Debt that may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     SECTION 13.14. Article Applicable to Paying Agents. In case at any time any
                    -----------------------------------
Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

     SECTION 13.15. Certain Conversions or Exchanges Deemed Payment. For
                    -----------------------------------------------
purposes of this Article XIII only, (a) the issuance and delivery of junior securities (as defined below) upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company that are subordinated in right of payment to all Senior Debt that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

                                  ARTICLE XIV

                           Conversion of Securities
                           ------------------------

     SECTION 14.01. Conversion Rights. Subject to and upon compliance with the
                    -----------------
provisions of this Article XIV, the Securities are convertible, at the option of the Holder, at any time on or before 5:00 p.m. (Norfolk, Virginia time) on the earlier of (i) the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon prepayment, and (ii) the Conversion Termination Date of the Securities, into fully paid and nonassessable shares of Common Stock at a per share conversion price equal to $8.00, subject to adjustment as described in this Article XIV (as so adjusted, the "Conversion Price"). A Holder of Securities may convert any portion of the principal amount of such Securities into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by the Conversion Price. In case a Security or portion thereof is called for redemption or prepayment, such conversion right in respect of the Security or portion so called shall expire at 5:00 p.m. (Norfolk, Virginia time) on the Business Day immediately preceding the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption or prepayment.

     SECTION 14.02. Conversion Procedures. (a) To convert all or a portion of
                    ---------------------
the Securities, the Holder thereof shall deliver to the Conversion Agent an irrevocable notice in the form of Exhibit B attached to this Indenture (each, a "Notice of Conversion Request") setting forth the principal amount of Securities to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are definitive Securities, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Trust Securities may exercise its right under the related Trust Agreement to exchange such Trust Securities for Securities which will be converted into Common Stock by delivering to the Conversion Agent an irrevocable request (each, a "Conversion Request") setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Trust Securities for a portion of the Securities held by the related Commonwealth Bankshares Capital Trust (at an exchange rate of $25.00 principal amount of Securities for each Trust Security) and (ii) immediately to convert such Securities, on behalf of such holder, into Common Stock pursuant to this Article XIV and, if such Trust Securities are in definitive form, surrendering such Trust Securities, duly endorsed or assigned to the Company or in blank. So long as any Trust Securities are outstanding, no Commonwealth Bankshares Capital Trust shall convert any Securities except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Trust Securities.

     Holders of Securities at 5:00 p.m. (Norfolk, Virginia time; on a record date for an Interest Payment Date will be entitled to receive the interest payable on such Securities on the corresponding Interest Payment Date notwithstanding the conversion of such Securities following such record date but on or prior to such Interest Payment Date. Except as provided in the immediately preceding sentence, the Company will not make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid interest, whether or not in arrears, on converted Securities; provided, however, that if notice of prepayment of Securities is mailed or otherwise given to Holders of Securities or the related Commonwealth Bankshares Capital Trust issues a press release announcing a Conversion Termination Date, then, if any Holder of Securities converts any Securities into Common Stock on any date on or after the date on which such notice of prepayment is mailed or otherwise given or the date of such press release, as the case may be, and if such date of conversion falls on any day from and including the first day of an Extension Period and on or prior to the Interest Payment Date upon which such Extension Period ends, such converting Holder shall be entitled to receive either (i) if the date of such conversion falls after a record date and on or prior to the next succeeding Interest Payment Date, all accrued and unpaid interest on such Securities (including interest thereon, if any, to the extent permitted by applicable law) to such Interest Payment Date or (ii) if the date of such conversion does not fall on a date described in clause (i) above, all accrued and unpaid interest on such Securities (including interest thereon, if any, to the extent permitted by applicable law) to the most recent Interest Payment Date prior to the date of such conversion, which interest shall, in either such case, be paid to such converting Holder unless the date of conversion of such Securities is on or prior to the Interest Payment Date upon which such Extension Period ends and after the record date for such Interest Payment Date, in which case such interest shall be paid to the person who was the Holder of such Securities (or one or more predecessor Securities) at 5:00 p.m. (Richmond, Virginia time) on such record date. Except as otherwise set forth above in this paragraph, in the case of any Security that is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make or be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Interest and Additional Sums, if any) on the Securities being converted, which shall be deemed to be paid in full. If any Security called for prepayment is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the prepayment of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in this Indenture) be paid to the Company upon a Company Request or, if then held by the Company, shall, be discharged from such trust.

     Each conversion shall be deemed to have been effected immediately prior to 5:00 p.m. (Norfolk, Virginia time) on the day (the "Conversion Date") on which the Notice of Conversion Request or the Notice of Conversion, as the case may be, was received by the Conversion Agent from the Holder or from a holder of the Trust Securities, as the case may be, effecting a conversion thereof pursuant to its conversion rights under the related Trust Agreement. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as a record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion Request, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share, to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to each such Person or Persons.

          (b) Subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in Section 14.02(a), the Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid interest (including Additional Interest and Additional Sums, if any) accrued on such Securities at the time of such conversion.

          (c) No fractional shares of Common Stock will be issued as a result of conversion, but, in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price as such fractional interest on the date on which the Securities or Trust Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Securities or the holder of the Trust Securities so converted.

          (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof.

          (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Trust Securities (in the exchange of Trust Securities for Securities) and as agent of the Holders of Securities (In the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities for Securities held by the related Commonwealth Bankshares Capital Trust from time to time in connection with the conversion of such Trust securities in accordance with this Article XIV and (ii) to convert all or a portion of such Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIV and to deliver to such Commonwealth Bankshares Capital Trust a new Security or Securities for any resulting unconverted principal amount.

     SECTION 14.03. Conversion Price Adjustments. The Conversion Price shall be
                    ----------------------------
subject to adjustment (without duplication) from time to time as follows:

          (a) In case the Company shall, while any of the Securities are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company that he would have owned immediately following such action had such Securities been converted immediately prior thereto. An adjustment made pursuant to this Section 14.03(a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this Section 14.03(a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a resolution of the Board of Directors filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of capital stock.

          (b) In case the Company shall, while any of the Securities are outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned in this Section 14.03(b)) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on such record date, the Conversion Price for the Securities shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of the shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

          (c) Subject to the last sentence of this Section 14.03(c) and to
Section 14.03(d), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in Section 14.03(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 14.03(a)), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this Section 14.03 (c) by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 14.03(c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must, in doing so, consider the prices in such market over the same period used in computing the Current Market Price per share of Common Stock. For purposes of this Section 14.03(c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this Section 14.03(c)) immediately followed by (2) a dividend or distribution of such shares of common Stock or such rights or warrants (making any further Conversion Price reduction required by Section 14.03 (a) or 14.03(b)), except (A) the Reference Date of such dividend or distribution as defined in this Section 14.03 (c) shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of stockholders entitled to receive such rights or warrants" within the meaning of Sections
14.03 (a) and 14.03(b), respectively, and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in Section 14.03(a).

          (d) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding all regular cash dividends, if the annualized amount thereof per share of Common Stock does not exceed 15% of the Current Market Price per share of the Common Stock on the Trading Day immediately preceding the date of declaration of such dividend), the Conversion Price shall be reduced to equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this Section 14.03(d) by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such dividend or distribution less the amount of cash so distributed (and not excluded as herein provided) that is allocable to one share of Common Stock, and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such dividend or distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion the amount of cash that such Holder would have received had such Holder converted each Security immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not occurred.

          (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") that tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this
Section 14.03 (e) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          (f) For the purpose of any computation under Sections 14.03(b), (c),
(d) or (e), the "Current Market Price" per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to any of Sections 14.03(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it determines to be appropriate to effectuate the intent of the provisions of this Section 14.03, in which case any such determination by the Board of Directors shall be set forth in a resolution of the Board of Directors and shall be conclusive. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the NYSE or on such successor securities exchange on which the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

          (g) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 14.03(a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Securities a notice of the reduction at least 15 days prior to the date that the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period that it will be in effect.

          (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustment that, by reason of this
Section 14.03(h), is not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

          (i) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Securities.

     SECTION 14.04. Reclassification, Consolidation, Merger or Sale of Assets.
                    ---------------------------------------------------------
In the event that the Company shall be a party to any transaction, including without limitation (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (c) any sale, transfer or lease of all or substantially all of the assets of the Company or (d) any compulsory share exchange, in each case pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Security then outstanding shall have the right thereafter to convert each Security only into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock of the Company into which such Security could have been converted immediately prior to such transaction.

     The Company or the Person that is formed by such consolidation or that results from such merger or that acquires such assets or the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments that, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIV. The above provisions shall similarly apply to successive transactions of the foregoing type.

     SECTION 14.05. Notice of Adjustments of Conversion Price. Whenever the
                    -----------------------------------------
Conversion Price is adjusted as herein provided:

          (a) The Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Capital Securities and the Securities; and

          (b) Notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall, as soon as practicable, be mailed by the Company to all record holders of Capital Securities and all Holders of the Securities at their last addresses as they appear upon the Capital Securities Register or the Securities Register, as the case may be.

     SECTION 14.06. Prior Notice of Certain Events. In case:
                    ------------------------------

          (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 14.03(c) or (d), or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to section 14.03(e);

          (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

          (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of

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

any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

          then the Company shall (1) if any Capital Securities are outstanding, cause to be filed with the transfer agent for the Capital Securities, and cause to be mailed to the holders of record of the Capital Securities, at their last addresses as they shall appear in the Capital Securities Register or (2) cause to be mailed to all Holders at their last addresses as they shall appear in the Securities Register, at least 15 days prior to the applicable record or effective date hereafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

     SECTION 14.07. Certain Defined Terms. The following definitions shall apply
                    ---------------------
to terms used in this Article XIV:

          (a) "Closing Price" of any security on any day shall mean the last reported sale price of such security, regular way, on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices of such security or such day, regular way, in either case as reported on the NYSE Composite Tape or, if the security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted to trading, or, if not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

          (b) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

     SECTION 14.08. Dividend or Interest Reinvestment Plans. Notwithstanding the
                    ---------------------------------------
foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date that the Securities were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above
applies.   There shall also be no adjustment of the Conversion Price in case of the issuance of any stock (car securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XIV.

     SECTION 14.09. Certain Additional Rights. In case the Company shall, by
                    -------------------------
dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 14.03(c) or (d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 14.03(c)), the Holder of the Securities, upon the conversion thereof subsequent to 5:00 p.m. (Norfolk, Virginia time) on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive, for each share of Common Stock into which the securities are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Securities described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock that the Holder of Securities so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

     SECTION 14.10. Trustee Not Responsible for Determining Conversion Price or
                    -----------------------------------------------------------
Adjustments. Neither the Trustee nor any Conversion Agent shall at any time be
-----------
under any duty or responsibility to any Holder of any Security to determine whether any facts exist that may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making any such adjustment. Neither the

Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property that may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in this Article XIV.

     SECTION 14.11. Termination of Conversion Rights. (a) Right of Company to
                    --------------------------------
Terminate Conversion Rights. On and after January 15, 2004, the Company may, at its option, cause the conversion rights of holders of Securities to terminate if
(i) the Company is then current in the payment of interest on the Securities (including Additional Interest and Additional Sums, if any) (except to the extent that the payment of interest may have been deferred as a result of any Extension Period) and (ii) for at least 20 Trading Days within any period of 30 consecutive Trading Days, including the last Trading Day of such period, the Closing Price of the Common Stock shall have exceeded 115% of the Conversion Price of the Securities then in effect.

          (b) Exercise of Option Prior to a Dissolution Event Distribution. To exercise its conversion expiration option prior to the distribution of Securities from the related Commonwealth Bankshares Capital Trust to the holders of the corresponding Trust Securities upon the occurrence of a Dissolution Event (a "Dissolution Event Distribution"), the Company shall give written notice to such Commonwealth Bankshares Capital Trust directing such Commonwealth Bankshares Capital Trust to issue the "Press Release" (as defined in Section 4.08(h)(ii) of the related Trust Agreement), to cause the conversion rights of the holders of Trust Securities to terminate. The Company shall also furnish a copy of such notice to the Trustee (and the Conversion Agent if the Trustee is not then serving as the Conversion Agent). If such Commonwealth Bankshares Capital Trust fails to issue the Press Release within two (2) Business Days after its receipt of such notice, the Company may, on behalf of such Commonwealth Bankshares Capital Trust, issue the Press Release in accordance with the provisions of Section 4.08(h) of the related Trust Agreement. The conversion rights of the Holders of the Securities shall terminate simultaneously with the termination of the conversion rights of the holders of the Trust Securities.

          (c) Exercise of Option After a Dissolution Event Distribution. To exercise its conversion termination option after a Dissolution Event Distribution, the Company shall issue a press release for publication on the Dow Jones News Service or on a comparable news service announcing the Conversion Termination Date of the Securities. Such press release must be issued prior to the opening of business on the second Trading Day after a period in which the conditions of Section 14.11(a) have been satisfied, but in no event prior to January 15, 2004. Such press release shall state that the Company has elected to exercise its right to terminate the conversion privilege, specify the Conversion Termination Date of the Securities (as determined in the manner set forth below) and provide the Conversion Price and the Closing Price of the Common Stock, in each case as of the close of business on the Trading Day next preceding the date of the press release. Additionally, the Company shall cause a notice of the termination of conversion rights (a "Notice of Conversion Termination") to be given by first-class mail to each Holder of Securities, the Trustee (and the Conversion Agent if the Trustee is not then serving as the Conversion Agent) not more than four Business Days after the Company issues such press release. The Notice of Conversion Termination shall state, as appropriate: (i) the Conversion Termination Date of the Securities; (ii) the Conversion Price of the Securities and the Closing Price of the Common Stock, in each case as of the close of business on the Trading Day next preceding the date of the Notice of Conversion Termination; (iii) the place or places at which a Notice of Conversion Request with respect to Securities may be given to the Conversion Agent in accordance with Section 14.02 prior to the Conversion Termination Date of the Securities; and (iv) such other information or instructions as the Company deems necessary or advisable to enable each Holder to exercise its conversion right hereunder. Notice of Conversion Termination shall be deemed to have been given on the day that such notice is first mailed by first-class mail, postage prepaid, to each Holder of Securities at the address of such Holder appearing in the Securities Register (whether or not such Holder receives the Notice of Conversion Termination). No defect in the Notice of Conversion Termination or in the mailing thereof with respect to any Securities shall affect the validity of the Company's exercise of its conversion termination option if the press release referred to above shall have been issued.

          (d) Certain Definitions. The term "Conversion Termination Date" has the meaning assigned to such term in Section 4.08(h)(ii) of the related Trust Agreement. The "Conversion Termination Date of the Securities" shall be the close of business on the Business Day selected by the Company that is not less than 30 nor more than 60 calendar days after (1) the date on which the related Commonwealth Bankshares Capital Trust (or the Company, as the case may be) issues the Press Release as provided in Section 14.11 (b) announcing the Company's intention to terminate the conversion rights of the holders of the Trust Securities or (2) the date on which the Company issues the press release required by Section 14.11(c) announcing its intention to terminate the conversion rights of the Holders of the Securities, as the case may be. If the Company does not exercise its conversion termination option, the Conversion Termination Date of the Securities (i) with respect to any principal amount of Securities that is called for repayment shall be the close of business on the Business Day prior to the scheduled date for such repayment and (ii) in any other case shall be the close of business on the Business Day prior to the Maturity Date of the Securities. As of the close of business on the earlier of the Conversion Termination Date or the Conversion Termination Date of the Securities, the Securities shall be deemed to be nonconvertible securities.

     This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

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

                         COMMONWEALTH BANKSHARES, INC.



                         By:______________________________________________
                         Name:  Edward J. Woodard, Jr.
                         Title: President and Chief Executive Officer

[Seal]



                         WILMINGTON TRUST COMPANY,
                         As Trustee



                         By:______________________________________________
                         Name:  Donald G.  MacKelcan
                         Title: Assistant Vice President

[Seal]

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

                                                                       EXHIBIT A

                  [Form of Restricted Securities Certificate]

                       RESTRICTED SECURITIES CERTIFICATE

           (For transfers pursuant to Section 3.05 and Section 3.06 of the Junior Subordinated Indenture)

[_____________________________],
as Security Registrar
[address]

Re: Junior Convertible Subordinated Debt Securities of Commonwealth Bankshares, Inc. (the "Company") (the "Securities")

     Reference is made to the Junior Subordinated Indenture, dated as of _________________, 2000 (the "Indenture"), between Commonwealth Bankshares, Inc. and Wilmington Trust Company, as trustee (the "Trustee"). Terms used herein and defined in the Indenture or in Regulation D, Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

     This certificate relates to $___________ aggregate principal amount of Securities, that are evidenced by the following certificates) (the "Specified Securities"):

     CUSIP No(s) -______________________________________________________________

     CERTIFICATE No(s) -________________________________________________________

     CURRENTLY IN BOOK-ENTRY FORM: ___________ Yes ________ No (check one)

The person in whose name this certificate is executed below (the "undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with one of the following as indicated (check one):

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

________  (1)  transferred to the Company; or

________  (2)  exchanged for the undersigned's own account without transfer; or

________  (3)  transferred pursuant to and in compliance with Rule 144A under the Securities Act; or

________  (4)  to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or

________  (5)  transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless such transfer is being effected in accordance with one of the above, the Securities Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the Holder thereof; provided, however, that if (4) or (5) is applicable, the Securities Registrar may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act; provided, further, that if box (3) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:                   _______________________________________________________
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By:____________________________________________________
                         Name:
                         Title:
                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT B

                         NOTICE OF CONVERSION REQUEST

To:  Commonwealth Bankshares, Inc.

     The undersigned owner of these Securities hereby irrevocably exercises the option to convert these Securities, or the portion below designated, into Common Stock of Commonwealth Bankshares, Inc. (the "Common Stock") in accordance with the terms of the Indenture (the "Indenture"), dated as of ____________, 2000,
between the Company and Wilmington Trust Company, as Trustee.   Pursuant to the
aforementioned exercise of the options to convert these Capital Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Indenture) to convert such Securities on behalf of the undersigned, into Common Stock (at the conversion price specified in the Indenture).

     The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _____________________________

Principal Amount of Securities to be converted ($25 or integral multiples thereof):

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

-    ___________________________________________

-    ___________________________________________

-    ___________________________________________

-    ___________________________________________

(Sign exactly as your name appears on the other side of this Security) (for conversion only)

Please Print or Type Name and Address, Including Zip Code, and Social Security or Other Identifying Number

-    ___________________________________________
-    ___________________________________________
-    ___________________________________________
-    ___________________________________________

Signature Guarantee:*

                    ____________________________________________________________


_______________________________
     * Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

647671

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